Schedule 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities and Exchange Act of 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

HELIOS TOTAL RETURN FUND, INC.

Payment of Filing Fee (Check the appropriate box:)

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
(1)	Title of each class of securities to which transactions applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rules 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

HELIOS TOTAL RETURN FUND, INC.

Three World Financial Center, 200 Vesey Street, 10th Floor

New York, New York 10281-1010

NOTICE OF ANNUAL MEETINGS OF STOCKHOLDERS

February 26, 2010

To the Stockholders:

The Annual Meeting of Stockholders of each of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and Helios Total Return Fund, Inc. (“HTR”) (collectively, the “Funds”), will be held at the Embassy Suites Hotel, 102 North End Avenue, New York, New York 10282, on Thursday, March 25, 2010, starting at 10:30 a.m., for the following purposes:

1.	To elect directors (Proposal 1).

2.	To transact any other business that may properly come before the meeting.

The Board of Directors recommends that you vote in favor of Proposal 1.

Stockholders of record as of the close of business on Thursday, January 14, 2010, are entitled to notice of, and to vote at, the meeting or any adjournment or postponement thereof. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return promptly in the enclosed envelope the accompanying proxy ballot(s). This is important to ensure a quorum at the meeting.

In addition to voting by mail, you may also vote via the Internet, as follows:

To vote by the Internet:

(1)	Read the Proxy Statement and have the enclosed proxy card at hand.

(2)	Go to the website that appears on the enclosed proxy card.

(3)	Enter the control number set forth on the enclosed proxy card and follow the simple instructions.

We encourage you to vote your shares via the Internet using the control number that appears on your enclosed proxy card. Use of Internet voting will reduce the time and costs associated with this proxy solicitation. Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote. If you should have any questions about this Notice or the proxy materials, we encourage you to call us at (800) 497-3746.

By Order of the Board of Directors,

Jonathan C. Tyras
Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 25, 2010

The Funds’ Notice of Annual Meetings of Stockholders, Proxy Statement and form of proxy are available on the Internet at www.voteproxy.com.

WE NEED YOUR PROXY VOTE IMMEDIATELY.

YOU MAY THINK YOUR VOTE IS NOT IMPORTANT, BUT IT IS VITAL. THE MEETING OF STOCKHOLDERS OF EACH FUND WILL BE UNABLE TO CONDUCT ANY BUSINESS IF LESS THAN A MAJORITY OF THE SHARES ELIGIBLE TO VOTE IS REPRESENTED. IN THAT EVENT, SUCH FUND, AT THE STOCKHOLDERS’ EXPENSE, WOULD CONTINUE TO SOLICIT VOTES IN AN ATTEMPT TO ACHIEVE A QUORUM. CLEARLY, YOUR VOTE COULD BE CRITICAL TO ENABLE THE FUND TO HOLD THE MEETING AS SCHEDULED, SO PLEASE RETURN YOUR PROXY CARD IMMEDIATELY. YOU AND ALL OTHER STOCKHOLDERS WILL BENEFIT FROM YOUR COOPERATION.

Instructions for Signing Proxy Cards

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Funds involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts. Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts. Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration.

3. All Other Accounts. The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts

(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	John B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr.
UGMA
(2) John B. Smith	John B. Smith, Jr., Executor

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

HELIOS TOTAL RETURN FUND, INC.

Three World Financial Center, 200 Vesey Street, 10th Floor

New York, New York 10281-1010

PROXY STATEMENT

This Proxy Statement is furnished to stockholders in connection with a solicitation by the Board of Directors of each of Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. (each, a “Fund” and collectively, the “Funds”) of proxies to be used at the Annual Meetings of Stockholders (the “Meeting”) of the Funds to be held at the Embassy Suites Hotel, 102 North End Avenue, New York, New York 10282, at 10:30 a.m. on Thursday, March 25, 2010 (and at any adjournment or adjournments thereof) for the purposes set forth in the accompanying Notice of Annual Meetings of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about Feburary 5, 2010.

Stockholders who execute proxies retain the right to revoke them by written notice received by the Secretary of the respective Fund at any time before they are voted. Unrevoked proxies will be voted in accordance with the specifications thereon and, unless specified to the contrary, will be voted FOR the election of the director nominee or Class II Director. The close of business on Thursday, January 14, 2010, has been fixed as the record date (the “Record Date”) for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting. Each stockholder is entitled to one vote for each share held. Information as to the number of outstanding shares of common stock of each Fund as of the Record Date is set forth below:

Total Number of Shares
Helios Strategic Mortgage Income Fund, Inc.	10,156,872
Helios Total Return Fund, Inc.	30,914,188

Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the record holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. In the event that a quorum is not present at the Meeting, the stockholders entitled to vote at the Meeting, present in person or by proxy, may adjourn the Meeting from time to time to a date not more than one hundred twenty (120) days from the Record Date to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy.

For purposes of determining the presence of a quorum for transacting business related to Proposal 1 at the Meeting, executed proxies marked as abstentions will be treated as shares that are present, but not as votes cast, at the Meeting. Accordingly, for purposes of counting votes, shares represented by abstentions will have no effect on Proposal 1, for which the required vote is a plurality of all the votes cast. Since banks and brokers will have discretionary authority to vote shares in the absence of voting instructions from stockholders with respect to Proposal 1, there will be no broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power).

PROPOSAL 1: ELECTION OF DIRECTORS

Each Fund’s Articles of Incorporation provide that such Fund’s Board of Directors shall be divided into three classes: Class I, Class II and Class III. The terms of office of the present Directors in each class expire at the Annual Meeting in the year indicated or thereafter in each case when their respective successors are elected and qualified: Class II, 2010; Class III, 2011; and Class I, 2012. At each subsequent annual election, Directors chosen to succeed those whose terms are expiring will be identified as being of that same class and will be elected for a three-year term. The effect of these staggered terms is to limit the ability of other entities or persons to acquire control of each Fund by delaying the replacement of a majority of its Board of Directors.

The persons named in the accompanying form of proxy intend to vote at the Annual Meetings (unless directed not to so vote) for the re-election of Rodman L. Drake, the Class II nominee for each Fund. Mr. Drake has indicated that he will serve if elected, but if he should be unable to serve, the proxy or proxies will be voted for any other person determined by the persons named in the proxy in accordance with their judgment.

Each Fund’s Board of Directors has determined that Mr. Drake, as well as Messrs. Salvatore, McFarland and Birch, are independent under the criteria for independence set forth in the listing standards of the New York Stock Exchange, and therefore, upon the election of the nominee by each Fund, each Fund will meet the requirements of the New York Stock Exchange that a majority of Directors be independent.

As described above, there is one nominee for election to the Board of Directors at this time. Proxies cannot be voted for a greater number of persons than the number of nominees currently proposed to serve on the Board of Directors.

Information Concerning Nominees and Directors

The following table provides information concerning each of the Directors and the nominee of the Board of Directors of each Fund as of the date of this Proxy Statement. The nominee is listed first in the table under the Class II Disinterested Director nominee. The terms of the Class I and the Class III Directors do not expire this year. It is each Fund’s policy that Directors will retire from such Fund’s Board of Directors in the year in which a Director reaches age 75.

Name, Address and Age	Position(s) Held with Fund and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director Class II Disinterested Director Nominee - Term Expires at 2013 Annual Meeting of Stockholders

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 66	Chairman Elected December 2003 Director since July 1989 (HTR) or June 2002 (HSM), Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Chairman of Board (2005-Present), Interim President and Chief Executive Officer of Crystal River Capital, Inc. (August 2009-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee and Chairman of Columbia Atlantic Funds (2007-Present).	12

Class I Disinterested Directors - Term Expires at 2012 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 73	Director since December 1998 (HTR) or June 2002 (HSM), Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	12

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	12

Class III Disinterested Director - Term Expires at 2011 Annual Meeting of Stockholders[1]:

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 63	Director since September 2005, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	12

1 John J. Feeney, Jr. was a Class III Interested Director, as the term is defined by the Investment Company Act of 1940, as amended, because of affiliations with Brookfield Investment Management Inc., the Funds’ advisor, from May 2009 to February 2010. The vacancy caused by Mr. Feeney’s resignation has not yet been filled by the Funds’ Boards of Directors.

Officers of the Funds

The officers of each Fund are chosen each year at the first meeting of the Board of Directors of the Fund following the Annual Meeting of Stockholders, to hold office at the discretion of the Board of Directors until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are chosen and qualified. The Board of Directors has elected six officers of each Fund. Except where dates of service are noted, all officers listed below served as such throughout the 2009 fiscal year. An asterisk (*) indicates a person is an “interested person” as defined in the 1940 Act due to such person’s affiliations with the “Advisor”. The following table sets forth information concerning each officer of the Funds as of the date of this Proxy Statement:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Kim G. Redding* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 54	President[1]	Elected Annually Since February 2010	President of several investment companies advised by the Advisor (February 2010-Present); Chief Executive Officer and Chief Investment Officer of the Advisor (February 2010-Present); Co-Chief Executive Officer and Chief Investment Officer of the Advisor (October 2009-February 2010); Founder and Chief Executive Officer of Brookfield Redding LLC (2001-2009); Founder and President of RREEF Real Estate Securities (1993-2000).

Michelle Russell-Dowe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 38	Vice President	Elected Annually Since September 2009	Portfolio Manager/Managing Director of the Advisor (2005-Present); Portfolio Manager/Director of the Advisor (2001-Present); Vice President of the Advisor (1999-2001).

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 53	Treasurer[2]	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations & Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008); Vice President of Robeco Investment Management (1999-2004).

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 41	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary of the Advisor (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).
Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 34	Chief Compliance Officer (“CCO”)[3]	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (May 2009-Present); Director and CCO of the Advisor (May 2009-Present); Vice President, OppenheimerFunds, Inc. (2004-May 2009); Compliance Attorney, Goldman, Sachs & Co. (2003-2004).

Lily Tjioe* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 31	Assistant Secretary	Elected Annually Since September 2009	Assistant Secretary (September 2009-Present) and Interim CCO (March 2009-May 2009) of several investment companies advised by the Advisor; Assistant Vice President (2009-Present) and Associate (2007-2009) of the Advisor; Juris Doctor, Boston University School of Law (2004-2007); Analyst, Goldman, Sachs & Co. (2000-2004).

*	Interested person as defined by the Investment Company Act of 1940, as amended, because of affiliations with Brookfield Investment Management Inc., the investment advisor to the Funds.
[1]	John J. Feeney, Jr. served as the Fund’s President from August 2009 until February 2010.

2 Thomas F. Doodian served as Treasurer for HTR from February 1998 until April 2009 and for HSM from June 2002 until April 2009.

[3]	Josielyne K. Pacifico served as each Fund’s CCO from August 2006 until March 2009.

Share Ownership

As of the Record Date, the Nominees, Directors and executive officers of the Funds solicited by this Proxy Statement beneficially owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

The following table sets forth the aggregate dollar range of equity securities owned by each Director of the Funds and of all funds overseen by each Director in the Fund Complex as of December 31, 2009. The Fund Complex is comprised of the Funds, Hyperion Brookfield Income Fund, Inc., Hyperion Brookfield Collateralized Securities Fund, Inc., Helios Advantage Income Fund, Inc., Helios High Income Fund, Inc., Helios Multi-Sector High Income Fund, Inc., Helios Strategic Income Fund, Inc., Helios High Yield Fund and Helios Select Fund, Inc. and its three separate series, Helios Select Intermediate Bond Fund, Helios Select High Income Fund and

Helios Select Short Term Bond Fund. The cost of each Director’s investment in the Fund Complex may vary from the current dollar range of equity securities shown below, which is calculated on a market value basis as of December 31, 2009. The information as to beneficial ownership is based on statements furnished to the Funds by each Director.

Name of Nominee/Director	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Director in Family of Investment Companies

Disinterested Director Nominee
Rodman L. Drake	Over $100,000	Over $100,000

Disinterested Directors
Robert F. Birch	$50,001-$100,000	$50,001-$100,000
Stuart A. McFarland	$10,001-$50,000	$10,001-$50,000
Louis P. Salvatore	$50,001-$100,000	$50,001-$100,000

Corporate Governance

Corporate Governance. Each Fund has adopted corporate governance procedures to advance the functioning of its Board of Directors and its committees and to set forth the Board of Directors’ expectations as to how it should perform its functions. Each Fund’s corporate governance procedures are posted on the Advisor’s website at http://www.brookfieldim.com/_Global/14/img/content/file/Fund%20Governance%20Policy%20and%20Procedures_03-2009.pdf. A copy of each Fund’s corporate governance procedures also is available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Code of Ethics. Each Fund has adopted a code of ethics that applies to all of its Directors and officers and any employees of the Fund’s external manager or its affiliates who are involved in the Fund’s business and affairs. This code of ethics is designed to comply with Securities and Exchange Commission regulations and New York Stock Exchange listing standards related to codes of conduct and ethics and is posted on the Funds’ corporate website at http://www.brookfieldim.com/_Global/14/img/content/file/Helios%20Funds%20Code%20of%20Ethics_2010.pdf. A copy of each Fund’s code of ethics also is available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Standing Committees and Board Meetings

Each Fund’s Board of Directors conducts its business through meetings of the Board, actions taken by written consent in lieu of meetings and by the actions of its committees. During the fiscal year ended November 30, 2009. each Fund’s Board of Directors held seven meetings and took action by written consent four times. During fiscal year ended November 30, 2009, each Director attended at least 75% of the aggregate of the meetings of each Fund’s Board of Directors. Each Fund’s corporate governance guidelines provide that the Chairman of the Board of Directors, who is elected by the disinterested directors, will preside at each executive session of the Board, or if one has not been designated, the chairperson of the Nominating and Compensation Committee shall serve as such.

Each Fund has a standing Audit Committee that was established pursuant to Section 38(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee of each Fund presently consists of Messrs. Salvatore, Birch, Drake and McFarland, all of whom are members of the Board of Directors of the respective Fund and are currently Disinterested Directors of each of the Funds. All Committee members are independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. The principal functions of each

Fund’s Audit Committee are to select the Fund’s accountants, to review with the accountants the scope and anticipated costs of their audit and to receive and consider a report from the accountants concerning their conduct of the audit, including any comments or recommendations they might want to make in connection therewith. During the fiscal year ended November 30, 2009 for the Funds, the Audit Committees of the Funds met three times and were each attended by all of the Audit Committee members. Each Fund’s Board of Directors has adopted a written charter for its Audit Committee, which is available on the Advisor’s website at http://www.brookfieldim.com/_Global/14/img/content/file/Audit%20Committee%20Charter_09-2009.pdf. A copy of each Fund’s Audit Committee Charter is also available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Each Fund has an Executive Committee. The Executive Committee presently consists of Mr. Drake. The function of the Executive Committee is to take any action permitted by Maryland law when the full Board of Directors cannot meet. The Executive Committees of the Funds did not need to meet during the fiscal year ended November 30, 2009.

Each Fund has a Nominating and Compensation Committee. Each Fund’s Nominating and Compensation Committee presently consists of Messrs. Drake, Birch, McFarland and Salvatore. The Committee members are all Disinterested Directors and independent as independence is defined in New York Stock Exchange, Inc.’s listing standards. The Nominating and Compensation Committee of each Fund met twice during the fiscal year ended November 30, 2009 and those meetings were attended by all of the members of the Nominating and Compensation Committee. The function of each Fund’s Nominating and Compensation Committee is to recommend candidates for election to its Board as Disinterested Directors. Each Fund’s Nominating and Compensation Committee evaluates each candidate’s qualifications for Board membership and their independence from the Fund’s manager and other principal service providers.

The Committee will consider nominees recommended by stockholders who, separately or as a group, own at least one percent of the Fund’s shares. The minimum requirements for proposed nominees include the following:

1.	With respect to nominations for Disinterested Directors, nominees shall be independent of each Fund’s investment adviser and other principal service providers. The Nominating and Compensation Committee of each Fund shall also consider the effect of any relationship beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with the investment adviser or its affiliates.

2.	Disinterested Director nominees must qualify for service on each Fund’s Audit Committee under the rules of the New York Stock Exchange (including financial literacy requirements) or of another applicable securities exchange.

3.	With respect to all Directors, a proposed nominee must qualify under all applicable laws and regulations.

4.	The proposed nominee must agree to purchase each Fund’s shares if elected, consistent with the Fund’s current policy on Director share purchases.

5.	The Nominating and Compensation Committee of each Fund may also consider such other factors as it may determine to be relevant.

When identifying and evaluating prospective nominees, the Committees review all recommendations in the same manner, including those received by stockholders. The Committees first determine if the prospective nominee meets the minimum qualifications set forth above. Those proposed nominees meeting the minimum qualifications as set forth above are then be considered by the Committees with respect to any other qualifications deemed to be important by the Committees. Those nominees meeting the minimum and other qualifications and determined by the Committees as suitable are included on the Fund’s proxy cards.

Stockholder recommendations should be addressed to the Nominating and Compensation Committee in care of the Secretary of the respective Fund and sent to Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Stockholder recommendations should include biographical information, including business experience for the past nine years and a description of the qualifications of the proposed nominee, along with a statement from the nominee that he or she is willing to serve and meets the requirements to be a Disinterested Director, if applicable. Each Fund’s Nominating and Compensation Committee also determines the compensation paid to the Disinterested Directors. The Board of Directors has adopted a written charter for each Fund’s Nominating and Compensation Committee and the charter is available on the Advisor’s website at http://www.brookfieldim.com/_Global/14/img/content/file/Nominating%20and%20Compensation%20Committee%20Charter_03-2009.pdf. A copy of each Fund’s Nominating and Compensation Committee Charter also is available free of charge, upon request directed to Investor Relations, Helios Funds, Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010.

Each Fund’s Nominating and Compensation Committee has recommended Mr. Drake as nominee for re-election and the Funds’ Boards of Directors have nominated Mr. Drake to serve as a Class II director. During its review of Mr. Drake’s qualification as a Class II director nominee, each Fund’s Nominating and Compensation Committee reviewed Mr. Drake’s service as director of the Fund Complex for the last 21 years, the last six of which he served as Chairman of the Boards of Directors for certain funds, and considered Mr. Drake’s experience as Director of several publicly traded companies and other investment companies that are not affiliated with the Funds.

Compensation of Directors and Executive Officers

No remuneration was paid by a Fund to persons who were directors, officers or employees of the Advisor or any affiliate thereof for their services as Directors or officers of such Fund. Each Director of the Funds, other than those who are officers or employees of the Advisor or any affiliate thereof, is entitled to receive from each Fund a fee of $18,000 per year plus $5,000 for the Chairman of the Board and $2,500 for the Chairman of the Audit Committee. The following table sets forth information concerning the compensation received by Directors for the fiscal year ended November 30, 2009 for the Funds, which we refer to as fiscal 2009.

	Directors’ Aggregate Compensation from the Funds	Total Directors’ Compensation from the Funds and the Fund Complex
Robert F. Birch	$36,000	$125,000
Rodman L. Drake	$46,000	$141,500
Stuart A. McFarland	$36,000	$125,000
Louis P. Salvatore	$41,000	$136,500

Stockholder Communications with Board of Directors and Board Attendance at Annual Meetings

Each Fund’s Board of Directors provides a process for stockholders to send communications to the Board of Directors. Any stockholder who wishes to send a communication to the Board of Directors of a Fund should send the communication to the attention of the Fund’s Secretary at Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. If a stockholder wishes to send a communication directly to an individual Director or to a Committee of a Fund’s Board of Directors, then the communication should be specifically addressed to such individual Director or Committee and sent in care of the Fund’s Secretary at the same address. All communications will be immediately forwarded to the appropriate individual(s).

The Funds’ policy with respect to Directors’ attendance at annual meetings is to encourage such attendance.

Audit Committee Report

On January 22, 2010, the Audit Committee of each Fund reviewed and discussed with management the Fund’s audited financial statements as of and for the fiscal year ended November 30, 2009. The Audit Committees discussed with BBD, LLP (“BBD”), the Funds’ independent auditors, the matters required to be discussed by Statement on Auditing Standards AU section 380 and Rule 2-07 of Regulation S-X and implementing Section 204 of the Sarbanes Oxley Act of 2002.

The Audit Committees received and reviewed the written disclosures and the letter from BBD pursuant to Ethics and Independence Rule 3526 as adopted by the Public Company Accounting Oversight Board and discussed BBD’s independence with BBD.

Based on the reviews and discussions referred to above, each Audit Committee recommended to its Board of Directors that the financial statements referred to above be included in such Fund’s Annual Report to Stockholders as required by Section 30(e) of the 1940 Act and Rule 30d-1 promulgated thereunder for the fiscal year ended November 30, 2009.

Louis P. Salvatore – Audit Committee Chairman

Robert F. Birch – Audit Committee Member

Rodman L. Drake – Audit Committee Member

Stuart A. McFarland – Audit Committee Member

Required Vote

The election of the listed nominee for Director requires the approval of a plurality of all the votes cast at the Meetings in person or by proxy. The Board of Directors of each Fund recommends a vote “For” approval of the election of the Nominee to such Fund’s Board of Directors.

GENERAL INFORMATION

MANAGEMENT AND SERVICE PROVIDERS

The Advisor

Each Fund has entered into an Investment Advisory Agreement with Brookfield Investment Management Inc. (the “Advisor”). The Advisor, a wholly owned subsidiary of Brookfield Asset Management Inc., is a Delaware corporation organized in February 1989 and a registered investment advisor under the Investment Advisers Act of 1940, as amended. The business address of the Advisor and its officers and directors is Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010. Subject to the authority of the Board of Directors, the Advisor is responsible for the overall management of each Fund’s business affairs. As of November 30, 2009, the Advisor and its subsidiaries had approximately $24 billion in assets under management. The Advisor’s clients include pensions, foundations and endowments, insurance companies, real estate investment trusts, closed-end funds and open-end mutual funds. The Advisor specializes in equities and fixed income and its investment philosophy incorporates a value-based approach towards investment.

Mr. Kim G. Redding, the President of each Fund, is Chief Investment Officer and Chief Executive Officer of the Advisor, and may be entitled, in addition to receiving a salary from the Advisor, to receive a bonus based upon a portion of the Advisor’s profits. Ms. Michelle Russell-Dowe, the Vice President of each Fund, Mr. Jonathan C. Tyras, the Secretary of each Fund, Mr. Seth Gelman, the CCO of each Fund, and Ms. Lily Tjioe, the Assistant Secretary of each Fund, are employees of the Advisor. Mr. Steven M. Pires, the Treasurer of each Fund, is a Vice President of Brookfield Operations and Management Services LLC, an affiliate of the Advisor.

The Advisor provides advisory services to several other registered investment companies, some of which invest in MBS. Its management includes several individuals with extensive experience in creating, evaluating and investing in MBS, derivative MBS and ABS, and in using hedging techniques. Michelle Russell-Dowe is responsible for the day to day management of each Fund’s portfolio. Ms. Russell-Dowe is a Managing Director of the Advisor and a Portfolio Manager with over 15 years of industry experience. She joined the Advisor in 1999, and as Head of the Structured Products Investment Team, Ms. Russell-Dowe is responsible for the Advisor’s CMBS/RMBS/ABS exposures and the establishment of portfolio objectives and strategies. Investment advisory fees paid by the Funds to the Advisor during fiscal 2009 totaled $381,828 for HSM and $1,027,790 for HTR.

In addition to acting as advisor to the Funds, the Advisor acts as investment advisor to the following other investment companies at the indicated annual compensation.

Name of Fund	Investment Advisory Management Fees (of each Fund’s average weekly net assets)	Approximate Net Assets at November 30, 2009
Helios Advantage Income Fund, Inc.	0.65%	$47,490,000
Helios High Income Fund, Inc.	0.65%	$35,466,000
Helios High Yield Fund	0.70%	$63,026,000
Helios Multi-Sector High Income Fund, Inc.	0.65%	$39,308,000
Helios Strategic Income Fund, Inc.	0.65%	$34,074,000
Hyperion Brookfield Collateralized Securities Fund, Inc.*	0.40%	$0
Hyperion Brookfield Income Fund, Inc	0.50%	$27,400,000
Helios Select Fund, Inc. and its three separate series:
Helios Select High Income Fund*	0.75%	$17,800
Helios Select Intermediate Bond Fund*	0.40%	$0
Helios Select Short Term Bond Fund*	0.35%	$0

*	This fund has made liquidating distributions but not yet been deregistered.

The Administrator

Each Fund has entered into an Administration Agreement with the Advisor. The Advisor has entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds, preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund pays a monthly fee at an annual rate of 0.20% of its average weekly assets. During the fiscal year ended November 30, 2009, the Advisor earned $433,729 in the aggregate in administration fees from the Funds. The Advisor is responsible for any fees due to the Sub-Administrator, except Form N-Q filing fees. In addition, the Advisor has entered into Administration Agreements with eight other investment companies, with the following fee structures:

Name	Administration Fee
Helios Advantage Income Fund, Inc.	A monthly fee paid at an annual rate of 0.15% of its average weekly net assets
Helios High Income Fund, Inc.	A monthly fee paid at an annual rate of 0.15% of its average weekly net assets
Helios High Yield Fund	Included in Management Fee
Helios Multi-Sector High Income Fund, Inc.	A monthly fee paid at an annual rate of 0.15% of its average weekly net assets
Helios Strategic Income Fund, Inc.	A monthly fee paid at an annual rate of 0.15% of its average weekly net assets
Hyperion Brookfield Collateralized Securities Fund, Inc.	Included in Management Fee
Hyperion Brookfield Income Fund, Inc.	A monthly fee paid at an annual rate of 0.15% of its average weekly net assets
Helios Select Fund, Inc. and its three separate series:
Helios Select High Income Fund	Included in Management Fee
Helios Select Intermediate Bond Fund	Included in Management Fee
Helios Select Short Term Bond Fund	Included in Management Fee

Brokerage Commissions

Helios Strategic Mortgage Income Fund, Inc. paid an aggregate of $780 in brokerage commission and Helios Total Return Fund, Inc. paid an aggregate of $2,160 in brokerage commission, each of which included futures commissions, on the Funds’ securities purchases during the last fiscal year. All of the commissions were paid to entities not affiliated with either Fund or the Advisor. The Funds do not participate and do not in the future intend to participate in soft dollar or directed brokerage arrangements.

The Advisor has discretion to select brokers and dealers to execute portfolio transactions initiated by the Advisor and to select the markets in which such transactions are to be executed. The Investment Advisory Agreement provides, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Advisor is to seek the best combination of net price and execution for the Funds. It is expected that securities ordinarily will be purchased in primary markets, and that in assessing the best net price and execution available to a Fund, the Advisor will consider all factors deemed relevant, including the price, dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operation facilities and the firm’s risk in positioning the securities involved. Transactions in foreign securities markets may involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.

The Fund’s Auditor

It is expected that at a meeting to be held on March 25, 2010, the Audit Committee of each Fund will unanimously recommend the selection of, and the Directors will unanimously approve, BBD as each Fund’s independent registered public accounting firm for the current fiscal year ending November 30, 2010.

The aggregate fees billed by BBD and associated expenses incurred for professional services tendered for the audit of each Fund’s financial statements for the period ended November 30, 2009 and fees billed by BBD for the fiscal year ended November 30, 2008 are as follows:

	BBD 2009	BBD 2008
Audit fees	$116,000	$110,000
Audit-related fees[1]	$0	$0
Tax fees[2]	$14,000	$14,000
All other fees	$0	$0

(1)	Audit-related fees consist of administrative costs related to completion of the audit.
(2)	Tax fees consist of fees for review of tax returns and tax distribution requirements.

As indicated above, the Board of Directors of each Fund has adopted a written charter for the Audit Committee which is attached to this Proxy Statement as Exhibit I (the “Charter”). Each Fund’s Audit Committee reviews its Charter at least annually and may recommend changes to the Board. Each member of the Audit Committee of each Fund is independent as independence is defined in the listing standards of the New York Stock Exchange.

COMPLIANCE WITH SECTION 16 REPORTING REQUIREMENTS

Section 16(a) of the Securities Exchange Act of 1934 requires each Fund’s officers and Directors and persons who own more than ten percent of a registered class of each Fund’s equity securities to file reports of ownership and changes in ownership with the SEC and the New York Stock Exchange. Officers, directors and greater than ten-percent stockholders are required by SEC regulations to furnish the Funds with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by the Funds and written representations from certain reporting persons that all applicable filing requirements for such persons had been complied with, the Funds believe that during the fiscal year ended November 30, 2009, all filing requirements applicable to the Fund’s officers, Directors and greater than ten-percent beneficial owners were complied with.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

As of December 31, 2009, the following persons owned beneficially 5% or more of the shares of the Funds set forth below:

Fund Name	Name and Address	Amount of Shares Beneficially Owned and Nature of Ownership[1]	Percentage of Class Owned[1]
Helios Strategic Mortgage Income Fund, Inc.	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	1,247,995	12.31%

Helios Total Return Fund, Inc.	Sit Investment Associates, Inc. 3300 IDS Center 80 South Eighth Street Minneapolis, MN 55402	2,100,028	6.81%

[1]

The number of shares are those beneficially owned as determined under the rules of the Securities Exchange and Commission, and such information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which a person has sole or shared voting power or investment power and any shares which the person has the reight to acquire within 60 days through the exercise of any option, warrant or right, through conversion of any security or pursuant to the automatic termination of a power of attorney or revocation of a trust, discretionary account or similar arrangement.

OTHER BUSINESS

The Board of Directors of each Fund does not know of any other matter which may come before the meeting. If any other matter properly comes before the meeting, it is the intention of the persons named in the proxy to vote the proxies in accordance with their judgment on that matter.

PROPOSALS TO BE SUBMITTED BY STOCKHOLDERS

Stockholders wishing to nominate directors or submit other proposals must provide notice in writing to the Secretary of the applicable Fund. All proposals by stockholders of a Fund that are intended to be presented at such Fund’s next annual or special meeting of stockholders must be received by such Fund for inclusion in such Fund’s next proxy statement and proxy relating to that meeting in reasonable time before any such meeting. The chairperson of the meeting may refuse to acknowledge a nomination or other proposal by a stockholder that is not made in the manner described above.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, mailing and assembling material in connection with this solicitation of proxies will be borne by the Funds ratably, based on their relative net asset values. In addition to the use of the mail, proxies may be solicited personally by officers of the Funds or by regular employees of the Advisor. Brokerage houses, banks and other fiduciaries will be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and they will be reimbursed by the Funds for out-of-pocket expenses incurred in connection therewith.

February 26, 2010

EXHIBIT I

HELIOS FUNDS

AUDIT COMMITTEE CHARTER

1.	Requirements for Membership: The Audit Committee shall consist of at least three Directors, each of whom has no relationship to the Fund or its management that may interfere with the exercise of their independence from management and the Fund (“Independent”). The restrictions contained in Attachment A to this Charter with respect to the definition of Independent shall apply to every Audit Committee member.

The Board of Directors for each Fund will determine annually whether there is at least one member of the Audit Committee who is an audit committee financial expert as defined in Item 3 of Form N-CSR. Each member of the Audit Committee shall be financially literate; as such qualification is interpreted by the Board of Directors in its business judgment, or must become financially literate within a reasonable period of time after appointment to the Audit Committee. At least one member of the Audit Committee must have accounting or related financial management expertise as such qualification is interpreted by the Board of Directors in its business judgment.

2.	Purposes: The purposes of the Audit Committee are:

a.	oversight of the Fund’s accounting and financial reporting policies and practices, its internal control over financial reporting and, as appropriate, to inquire into the internal control over financial reporting of certain third-party service providers;

b.	oversight of the quality and integrity of the Fund’s financial statements and the independent audit thereof;

c.	oversight, or, as appropriate, assist the Board of Directors with oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

d.	responsibility for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund;

e.	maintenance of a liaison between the independent auditors and the Board of Directors;

f.	establishment of procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential, anonymous submission by employees of the Fund, its investment adviser, administrator, principal underwriter (if any), or any other provider of accounting related services for the Fund of concerns regarding questionable accounting or auditing matters (see Attachment B); and

g.	preparation of an Audit Committee report as required by Item 306 of Regulation S-K to be included in proxy statements relating to the election of Directors.

The independent auditors for the Fund shall report directly to the Audit Committee and the Audit Committee shall regularly report to the Board of Directors.

3.	Duties and Powers: The duties and powers of the Audit Committee are:

a.	to approve prior to appointment the engagement of auditors to annually prepare and issue an audit report or related work or perform other audit, review or attest services for the Fund and to review and evaluate matters potentially affecting the independence and capabilities of the auditors. In evaluating the auditor’s qualifications, performance and independence, the Audit Committee must, among other things, obtain and review a report by the auditor, at least annually, describing the following items:

(i) all relationships between the independent auditor and the Fund, as well as the Fund’s investment adviser or any control affiliate of the adviser that provides ongoing services to the Fund;

(ii) any material issues raised by the most recent internal quality control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with such issues; and

(iii) the audit firm’s internal quality-control procedures.

b.	to approve prior to appointment the engagement of the auditor to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund;

c.	to develop, to the extent deemed appropriate by the Audit Committee, policies and procedures for pre-approval of the engagement of the Fund’s auditors to provide any of the services described in (a) or (b) above;

d.	to consider the controls applied to the auditors and any measures taken by management in an effort to assure that all items requiring pre-approval by the Audit Committee are identified and referred to the Audit Committee in a timely fashion;

e.	to consider whether the non-audit services provided by the Fund’s auditor to the Fund’s investment adviser or any Adviser Affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence;

f.	to oversee the independent auditors, using meetings with the auditors, including private meetings, as desired by the Audit Committee or the auditors: (i) to review the plan for and the scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the financial statements, including any adjustment to the statements recommended by the auditors, or other matters arising from the audit; (iii) to consider the auditors’ comments with respect to accounting and financial reporting policies, procedures, and internal control over financial reporting (including the Fund’s critical accounting policies and practices), and to consider management’s responses to the comments; (iv) to the extent that Audit Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting; (v) to consider any reports of difficulties that may have arisen in the course of the audit, including any limitations on the scope of the audit, and management’s response thereto; (vi) to resolve disagreements between management and the auditors regarding financial reporting; (vii) to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service; and (viii) to review the form of opinion the auditors propose to submit to the Board of Directors and the shareholders;

g.	to discuss with management and the independent auditor the Fund’s annual audited financial statements and other periodic financial statements, including, as applicable to a Fund that is publicly traded on an Exchange, the Fund’s disclosures under “Management’s Discussion of Fund Performance”;

h.	to receive at least annually a report from the independent auditor 90 days prior to the filing of the auditor’s report (or receive an updated report, if the auditor’s annual report is presented to the Audit Committee more than 90 days prior to the filing of the auditor’s report) which includes the following: (i) all critical accounting policies and practices used by the Fund, (ii) all material alternative accounting treatments within GAAP that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the accounting firm, (3) other material written communications between the independent auditor and the management of the Fund, and (4) a description of all non-audit services provided, including fees associated with the services, to the Fund complex that were not subject to the pre-approval requirements as discussed above.

i.	to consider the effect of any changes in accounting principles or practices proposed by management or the auditors;

j.	to review security valuation procedures employed with respect to any asset or class of asset for which there is not a readily determinable market value;

k.	to review and discuss with management, including any officers certifying the Fund’s Form N-CSR, the Fund’s audited financial statements as well as any officer’s certifications and reports to be filed with the Securities and Exchange Commission on behalf of the Fund; to offer guidance with respect to such audited financial statements, certifications and reports; and to determine whether to recommend that the financial statements be included in the annual report;

l.	to discuss all disclosures made by the Fund’s officers certifying the Fund’s Form N-CSR to the Audit Committee, based on such officer’s most recent evaluation as to (i) all significant deficiencies in the design or operation of internal control over financial reporting which could adversely affect the Fund’s ability to record, process, summarize and report financial data, and (ii) any fraud, whether or not material, that involves management or other employees who have significant roles in the Fund’s internal control over financial reporting;

m.	to investigate any improprieties or suspected improprieties in Fund activities; and

n.	to discuss generally the Fund’s earnings press releases, if any, as well as any financial information and earnings guidance provided to analysts and rating agencies (if any), e.g., the types of information to be disclosed and the type of presentation to be made;

o.	to review in a general manner, but not as an Audit Committee to assume responsibility for, the Fund’s processes with respect to risk assessment and risk management;

p.	to set clear policies relating to the hiring by entities within the Fund’s investment company complex of employees or former employees of the independent auditors;

q.	to report on its activities to the Board of Directors on a regular basis and to make any recommendations deemed necessary or appropriate; and

r.	to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the powers provided in this Charter.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, the authority to retain and compensate special counsel and other experts or consultants as the Audit Committee deems necessary, the authority to obtain specialized training for Audit Committee members, at the expense of the Fund or series, as appropriate, and for ordinary administrative expenses of the Audit Committee that are necessary and appropriate to carry out the Audit Committee’s duties.

The Audit Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approval shall be presented to the full Audit Committee at its next regularly scheduled meeting.

4.	Role of the Audit Committee: The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control over financial reporting, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

Although the Audit Committee is expected to take a detached and questioning approach to the matters that come before it, the review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent full-time employees of the Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Director reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Director reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Director is not a member.

5.	Operations of the Audit Committee:

a.	the Audit Committee shall meet on a regular basis and may hold special meetings, as desired. Such meetings shall include meetings with management and with the independent auditors, as appropriate. The chair or a majority of the members shall be authorized to call a meeting of the Audit Committee and send notice thereof.

b.	the Audit Committee shall ordinarily meet in person; however, members may attend telephonically, and the Audit Committee may act by written consent, to the extent permitted by law and by the Fund’s By-Laws.

c.	the Audit Committee shall have the authority to meet privately and to admit non-members individually by invitation. The Audit Committee shall hold regular meetings with management, independent auditors and with personnel responsible for the internal audit function, as appropriate.

d.	the Audit Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

e.	the Audit Committee may select one of its members to be the chair and may select a vice chair.

f.	a majority of the members of the Audit Committee shall constitute a quorum for the transaction of business at any meeting of the Audit Committee. The action of a majority of the members of the Audit Committee present at a meeting at which a quorum is present shall be the action of the Audit Committee.

g.	the Audit Committee has the authority to retain independent counsel and other advisors as it deems appropriate to discharge its responsibilities.

h.	the Audit Committee has the authority to request that the Fund provide adequate funding for the Audit Committee.

i.	the Audit Committee shall review and assess the adequacy of this Charter on at least an annual basis.

j.	the Audit Committee shall evaluate its performance at least annually.

Revised: November 7, 2006

ATTACHMENT A

AUDIT COMMITTEE CHARTER DEFINITIONS

Independent:        In addition to the definition of Independent provided in the text of the Charter, the following restrictions shall apply to every Audit Committee member:

(1).	Employees. A Director who is an employee (including non-employee executive officers) of the Fund or any of its affiliates may not serve on the Audit Committee until three years following the termination of his or her employment. In the event the employment relationship is with a former parent or predecessor of the Fund, the Director could serve on the Audit Committee after three years following the termination of the relationship between the Fund and the former parent or predecessor.

(2).	Business Relationship. A Director (i) who is a partner, controlling shareholder, or executive officer of an organization that has a business relationship with the Fund, or (ii) who has a direct business relationship with the Fund (e.g., a consultant) may serve on the Audit Committee only if the Fund’s Board of Directors determines in its business judgment that the relationship does not interfere with the Director’s exercise of independent judgment. In making a determination regarding the independence of a Director pursuant to this paragraph, the Board of Directors should consider, among other things, the materiality of the relationship to the Fund, to the Director, and, if applicable, to the organization with which the Director is affiliated.

“Business Relationships” can include commercial, industrial, banking, consulting, legal, accounting and other relationships. A Director can have this relationship directly with the Fund, or the Director can be a partner, officer or employee of an organization that has such a relationship. The Director may serve on the Audit Committee without the above-referenced Board of Directors’ determination after three years following the termination of, as applicable, either (1) the relationship between the organization with which the Director is affiliated and the Fund, (2) the relationship between the Director and his or her partnership status, shareholder interest or executive officer position, or (3) the direct business relationship between the Director and the Fund.

(3).	Cross Compensation Committee Link. A Director who is employed as an executive of another corporation where any of the Fund’s executives serves on that corporation’s compensation committee may not serve on the Audit Committee.

(4).	Immediate Family. A Director who is an Immediate Family member of an individual who is an executive officer of the Fund or any of its affiliates cannot serve on the Audit Committee until three years following the termination of such employment relationship.

“Immediate Family” includes a person’s spouse, parents, children, siblings, mothers-in-law and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law, and anyone (other than employees) who shares such person’s home.

(5).	Compensation. The Audit Committee member may not, other than in his or her capacity as a member of the Audit Committee, the Board of Directors or any other Board committee: (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund or an affiliate of the Fund; or (ii) be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940 (the “1940 Act).

Revised: November 7, 2006

ATTACHMENT B

PROCEDURES FOR THE REPORTING OF CONCERNS REGARDING

ACCOUNTING, INTERNAL ACCOUNTING CONTROLS OR AUDITING MATTERS FOR REGISTERED INVESTMENT COMPANIES ADVISED BY

BROOKFIELD INVESTMENT MANAGEMENT INC.

Section 301 of the Sarbanes-Oxley Act of 2002 (the “Act”) requires national securities exchanges to adopt listing standards requiring that audit committees of the boards of directors of exchange-listed public companies establish procedures for: (i) the receipt, retention and treatment of complaints received by the issuer regarding accounting, internal accounting controls, or auditing matters (“Accounting Concerns”); and (ii) the confidential, anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

The New York Stock Exchange (the “NYSE”) has listing standards that require each listed company to comply with the above requirements of the Act. In addition, the NYSE listing standards acknowledge that registered investment companies do not technically have emp1oyees Therefore, the listing standards require that NYSE-listed registered investment companies provide for the confidential, anonymous submission of questionable accounting or auditing matters by employees of (1) the registered investment company, (2) the investment adviser, (3) the administrator, (4) the principal underwriter, and (5) any other provider of accounting related services for the registered investment company (each an “Interested Party” and collectively, the “Interested Parties”).

These procedures (the “Procedures”) outline the requirements and the process for complying with Section 301 of the Act and NYSE listing standards by the registered investment companies (each a “Fund” and collectively, the “Funds”) advised and/or administered by Brookfield Investment Management Inc. (“BIM”). These Procedures have been adopted by the audit committee of each Fund (the “Audit Committee”) to ensure compliance with Section 301 of the Act and NYSE requirements and are effective as of March 2004. These Procedures are hereby incorporated into and attached as Appendix B to the Audit Committee Charter of each Fund.

PROCEDURES:

I.	Scope of Matters Covered by These Procedures

These procedures relate to Accounting Concerns reported by Interested Parties including, without limitation, the following:

•	Fraud, deliberate error or misrepresentation in the preparation, evaluation, review or audit of any financial statement of the Fund;

•	Fraud, deliberate error or misrepresentation in the recording and maintaining of financial records of the Fund;

•	Deficiencies in or noncompliance with the Fund’s internal accounting controls;

•	Misrepresentation or false statements to or by a senior officer or accountant regarding a matter contained in the financial records, financial reports or audit reports of the Fund; and

•	Deviation from full and fair reporting of the Fund’s financial condition.

II.	Reporting of Accounting Concerns

An Interested Party may submit a good faith report of an Accounting Concern to the Fund. A report may be submitted to BIM’s Chief Compliance Officer or to the Fund’s Audit Committee (or the person designated by the Fund’s Audit Committee to receive such a report on its behalf).

An Interested Party need not disclose his or her identity.

A.	Any Interested Party may confidentially and, if desired, anonymously communicate in writing any Accounting Concerns to:

Brookfield Investment Management Inc.

c/o Chief Compliance Officer

Three World Financial Center

200 Vesey Street, 10th Floor

New York, NY 10281

B.	An Interested Party may also confidentially and, if desired, anonymously, report any Accounting Concerns by sending the concern to the following website: http://www.shareholder.com.

C.	An Interested Party may also confidentially and, if desired, anonymously, report any Accounting Concerns to the Fund’s Audit Committee at:

[Name of Fund]

Audit Committee

Brookfield Investment Management Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, NY 10281

III.	Receipt and Retention of Accounting Concerns

The BIM Chief Compliance Officer may appoint an attorney to handle receipt and investigation of an Accounting Concern (the “BIM Designee”). The BIM Chief Compliance Officer and BIM Designee shall record all Accounting Concerns received in a log that shall include a summary of the reported concern and the date and time received. The BIM Designee shall retain the original mailings received in accordance with the Fund’s document retention policy and advice of the BIM Chief Compliance Officer.

IV.	Treatment and Handling of Accounting Concerns

A.	With respect to Accounting Concerns received in writing, the BIM Designee shall forward a copy of any communication (including information on the date received) to the BIM Chief Compliance Officer.

B.	With respect to Accounting Concerns reported via the BIM Compliance Hotline, the Head of Compliance for BIM (or his/her designee) shall: (a) summarize all reports received; and (b) deliver contemporaneously such summary to the BIM Chief Compliance Officer and the Fund’s Audit Committee Chairman.

C.	The BIM Chief Compliance Officer or BIM Designee will maintain a log of Accounting Concerns, tracking their receipt, investigation and resolution. The BIM Chief Compliance Officer or BIM Designee shall take all reasonable steps to investigate reported Accounting Concerns in a timely manner. All reports and investigations will be kept confidential to the extent possible, consistent with the need to conduct an adequate investigation. The BIM Chief Compliance Officer or BIM Designee shall retain records relating to each Accounting Concern received and the follow-up actions taken to investigate and respond to each Accounting Concern in accordance with the Fund’s document retention policy and advice of the BIM Chief Compliance Officer.

D.	The BIM Chief Compliance Officer or BIM Designee will take all reasonable steps to investigate the Accounting Concern and will report his or her findings to the Audit Committee at the next Audit Committee meeting. If, in the opinion of the BIM Chief Compliance Officer and the BIM Designee, the matter requires immediate attention, he or she will discuss the matter with the Chairman of the Fund’s Audit Committee.

E.	The BIM Designee will inform the BIM Chief Compliance Officer as appropriate of the results of his or her investigation and actions deemed appropriate. The BIM Chief Compliance Officer and BIM Designee shall consider whether retention of outside independent or expert advisors is necessary or advisable.

F.	The BIM Chief Compliance Officer or BIM Designee will provide a summary report quarterly to the Fund’s Audit Committee on the reports received by him or her and the results of the investigations. If investigations confirm that a material Accounting Concern has occurred, the Fund’s Audit Committee will be informed promptly of this conclusion and the remedial measures being adopted.

V.	Handling of Accounting Concerns by Audit Committee

A.	The Audit committee shall be entitled to receive any information or updates it may request from the BIM Chief Compliance Officer or the BIM Designee with respect to any reported Accounting Concern.

B.	The Audit Committee shall review and take any action it deems appropriate in its judgment with respect to any Accounting Concern it is made aware of, including retention of any independent or expert advisors or meeting with officers of the Fund or employees of BIM. Any review and evaluation of such report will include consideration of whether the matter(s) described in the report pertain to an Accounting Concern, the merits of the report, and whether further review and/or investigation is warranted. Any decision by the Audit Committee to review or investigate any matter brought to its attention as a result of these procedures will not in any way be, or be deemed to be, a determination by the Audit Committee or the Fund that any actions or inactions that are the subject of the report have, in fact, occurred or constitute an Accounting Concern.

C.	At any time during a review and/or investigation of a report, the Chair of the Audit Committee may notify the Fund’s chief executive officer, chief financial officer, or the BIM Chief Compliance Officer of the receipt of a report and/or the progress or results of any review and/or investigation of the report and will provide such information as may be necessary to allow for appropriate consideration by such parties of the Fund’s disclosure obligations, including with regard to any required officer certifications.

D.	The Audit Committee hereby delegates to the Chairman of the Audit Committee the authority to receive and review any specific Accounting Concern on an emergency basis. Any exercise of such authority by the Chairman shall be reported to the Audit Committee at its next regularly scheduled meeting.

VI.	Response to Reporting Interested Parties

The BIM Chief Compliance Officer or BIM Designee or other appropriate person will, when possible or as appropriate: (i) acknowledge receipt of the Accounting Concern to the reporting Interested Party, and (ii) provide a response to the Interested Party who has raised an Accounting Concern and identified him/herself.

VII.	Non-Retaliation Policy

The Audit Committee also wants to ensure that any Interested Party wishing to submit a report of the type contemplated in the Procedures shall be free to do so without fear of dismissal or retaliation.

VIII.	Amendments to the Procedures

The Audit Committee may amend the Procedures from time to time to maintain compliance with Section 301 and the Act and the rules implemented there under and NYSE listing standards.

PROXY CARD

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

HELIOS TOTAL RETURN FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 25, 2010

This proxy is being solicited by the Boards of Directors of each of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. (the “Funds”) to stockholders of the Funds. The undersigned hereby appoints as proxies Seth A. Gelman and Steven M. Pires, and each of them (with the power of substitution), (i) to vote as indicated on the reverse side on the specific proposal that will be considered at the Annual Meeting of the Stockholders of the Funds, or any adjournment or postponement thereof (the “Meeting”), as described in the Funds’ joint Proxy Statement, (ii) to vote, in adjournment, reconvening or postponement thereof, as described in the Funds’ joint Proxy Statement, and (iii) to vote, in its discretion, on such other matters as may properly come before such Meeting, with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed on the reverse side of this proxy card. Unless indicated to the contrary, this proxy shall be deemed to grant authority to vote “FOR” the proposal.

Receipt of the Notice of Meeting and the Funds’ joint Proxy Statement accompanying this Proxy Card is acknowledged by the undersigned.

When properly executed, this proxy will be voted as indicated on the reverse side or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Signature(s) (if held jointly)

Date

Note: Please sign this proxy exactly as your name or names appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

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¿ FOLD HERE ¿

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTERS WE ARE SUBMITTING FOR YOUR CONSIDERATION ARE SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to authorize your vote:

1. Internet:	Log on to www.voteproxy.com. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.	Control Number:

2. Mail:	Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

PROXY CARD

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

HELIOS TOTAL RETURN FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 25, 2010

Please fill in box(es) as shown using black or blue ink or number 2 pencil. ☒

PLEASE DO NOT USE FINE POINT PENS.

Proxies may be revoked at any time before they are exercised by a written revocation received by the Secretary of the Funds, by properly executing a later-dated proxy or by attending the Meeting and voting in person.

This proxy card, when properly executed, will be voted in the matter directed herein by the undersigned.

THE DIRECTORS RECOMMEND THAT SHAREHOLDERS VOTE “FOR” THE FOLLOWING PROPOSAL.

	FOR	AGAINST	ABSTAIN
1. To approve the election of a Class II Director:

01 – Rodman L. Drake